June 10, 2015

BNY MELLON FUNDS TRUST

BNY Mellon Emerging Markets Fund

Supplement to Prospectus
dated December 31, 2014

The following information supplements and supersedes any contrary information contained in the sections of the fund's prospectus entitled "Fund Summary – BNY Mellon Emerging Markets Fund – Principal Investment Strategy" and "– Portfolio Management" and "Fund Details – BNY Mellon Emerging Markets Fund" and "– Management":

Effective on or about July 27, 2015 (the "Effective Date"), BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, will implement a change to BNY Mellon Emerging Markets Fund's investment strategy to provide that the fund allocate all of its assets to the core investment style and eliminate the portion of the fund's assets allocated to the value investment style in its entirety so that the fund's portfolio will be managed solely in accordance with a core investment style. These changes are reflected in the revised disclosure below. The fund's investment objective – to seek long-term capital growth – will not change.

The fund's portfolio managers will seek to implement the changes to the fund's investment strategy in an orderly manner, taking into consideration such factors as market conditions, portfolio transaction costs and the potential tax impact to fund shareholders.

******

As of the Effective Date, the fund will continue to pursue its goal by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets.  Emerging market countries generally include all countries represented by the Morgan Stanley Capital International (MSCI) Emerging Markets Index.  The MSCI Emerging Markets Index is an unmanaged, market capitalization-weighted index designed to measure the equity performance of emerging markets countries in Europe, Latin America and the Pacific Basin.  The fund invests principally in common stocks, but the fund's equity investments also may include preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs) or shortly thereafter. The fund may invest in companies of any size.

Normally, the fund will invest in a broad range of (and in any case at least five different) emerging market countries.

The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a bottom-up investment approach which emphasizes individual stock selection. The portfolio managers consider:

•         stock selection, using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts

•         country allocations, generally seeking to allocate country weightings in accordance with the MSCI Emerging Markets Index, but deviations from the MSCI Emerging Markets Index country weightings may occur

•         sector and industry allocations, grouping stocks into micro-universes of similar companies within each country to facilitate comparisons and using the sector allocations of the MSCI Emerging Markets Index as a guide, but allocations may differ from those of the MSCI Emerging Markets Index

The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI Emerging Markets Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The portfolio managers typically sell a stock when it appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the investment adviser's expectations.

The fund may invest in American Depositary Receipts (ADRs), which are U.S. dollar-denominated securities that represent indirect ownership of securities issued by foreign companies. The fund also may invest in exchange-traded funds (ETFs) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements.

******

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Sean P. Fitzgibbon and Jay Malikowski are the fund's primary portfolio managers, positions they have held since January 2010. Mr. Fitzgibbon is a senior managing director, portfolio manager, research analyst and member of the U.S. Large Cap Core Equity Team of The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation.  Mr. Malikowski is a director, portfolio manager, research analyst and member of the Global Core Equity Team of TBCAM.  Messrs. Fitzgibbon and Malikowski also are employees of The Dreyfus Corporation and manage the fund as employees of The Dreyfus Corporation.